EXHIBIT 10

Consent of Independent Registered Public Accounting Firm

     We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-11728) pertaining to the Employees Stock Options Plan, Founders Warrants and other Warrants of Wavecom S.A., of our report dated February 7, 2004 except for Note 10 and Note 16, as to which the date is February 10, 2005, with respect to the consolidated financial statements of Wavecom, included in its Annual Report (Form 20-F/A) for the year ended December 31, 2003, filed with the Securities and Exchange Commission.

ERNST & YOUNG Audit

Represented by Jean-Yves Jégourel

Paris-La Défense, France
February 28, 2005